Exhibit 3.254

ARTICLES OF INCORPORATION
 OF
 UNITED TELECOM COMMUNICATIONS, INC.

The undersigned, being a natural person of the age of twenty-one years or more and a citizen of the United States, for the purpose of forming a corporation for profit under the laws of the State of Kansas, does hereby adopt the following Articles of Incorporation:

FIRST: The name of the Corporation is United Telecom Communications, Inc.

SECOND: The address of the Corporation’s registered office within the State of Kansas is 2330 Johnson Drive, Westwood, Johnson County, Kansas 66205, and the name of its resident agent at such address is John F. Dodd.

THIRD: The Corporation is organized for profit, and the purpose of the Corporation is to operate a telecommunications business to facilitate the sending and receiving of messages and information by telephone, telegraph, satellite and other telecommunications equipment, either existing or subsequently created hereto; to buy, sell, lease, operate, manufacture, design, store, handle, distribute, install, service, transport, import, export or otherwise deal in and with goods, equipment, systems, devices, processes, information and products associated with telecommunications, electronics, electricity or otherwise and any related services or products; to acquire, hold, buy, sell and assign any patent rights related to such equipment or methods developed in connection with such equipment; to provide management, professional, financial, technical and advisory services with respect to such or other services or products to its affiliates and to others; to enter into agreements with any individual, corporation, association, partnership or enterprise and to carry on or undertake any activity or business and to render any service which may be conveniently carried on in connection with the above; and to engage in any lawful act or activity for which corporations may be organized under the Kansas General Corporation Code.

FOURTH: The Corporation is authorized to issue only one class of common stock. The total amount of authorized capital stock of the Corporation shall be ten thousand shares of common stock, each with a par value of $1.00 per share. All stock shall be issued to such persons, at such times, in such manner, and for such price or prices as the board of directors may determine.

FIFTH: The name and mailing address of the incorporator of the Corporation is Don A. Jensen, 2330 Johnson Drive, Westwood, Kansas 66205. The incorporator shall manage the affairs of the Corporation until such time as the election of the first board of directors.

SIXTH: The number of directors of the Corporation shall not be less than three nor more than fifteen, as shall be established from time to time in the bylaws.

SEVENTH: The existence of the Corporation shall be perpetual.

EIGHTH: In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make and alter the bylaws of the Corporation, without any action on the part of the stockholders, but the bylaws made by the directors and the powers so conferred may be altered or repealed by the stockholders.

NINTH: The officers, directors and employees of the Corporation may be indemnified for actions performed by them on behalf of the Corporation to such extent as may be provided from time to time in the Corporation’s bylaws.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 19th day of March, 1982.

/s/ Don A. Jensen
Don A. Jensen

CONSENT

For value received, United Telecommunications, Inc., a Kansas corporation, hereby consents to the use of the name United Telecom Communications, Inc., for corporate purposes in the State of Kansas.

United Telecommunications, Inc.

By	/s/ Don A. Jensen
Don A. Jensen
Vice President and Secretary

FOR PROFIT

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

OF

United Telecom Communications, Inc.
(Name of Corporation)

We,	John R. Hoffman	, Senior Vice-President, and	Kathleen M. Rhoades	, Secretary of
	(President or Vice President)		(Secretary or Assistant Secretary)
United Telecom Communications,Inc.					,
(Name of Corporation)
a corporation organized and existing under the laws of the State of Kansas, and whose registered office is at
2330 Johnson Drive				in the city of
(Street Address or Rural Route)
Westwood		, county of	Johnson ,	66205
(City)			(County)	(Zip Code)
Kansas, do hereby certify that at the		Special		meeting of the
(Regular or Special)
Board of Directors of said corporation held of the			twenty sixth	day of
          December          , 1984, said board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

RESOLVED, that the following amendment to the Articles of Incorporation be adopted:

The name of the corporation shall be U. S. Telecom, Inc.

FURTHER RESOLVED, that the Board of Directors declares the amendment advisable.

We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, on the    26th   day of      December     said stockholders convened and considered the proposed amendment.

We further certify that at said meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment, and that the votes were         all*       shares in favor of the proposed
(By Class or Classes)
amendment and           no           shares against the amendment.
(By Class or Classes)

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

We further certify that the capital of said corporation will not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF we have hereunto set our hands and affixed the seal of said corporation this       26th       day of               December              , 1984.

[Seal]	/s/ John R. Hoffman
John R. Hoffman

/s/ Kathleen M. Rhoades
Kathleen M. Rhoades

(OVER)

*Written consent was given in accordance with the provisions of K.S.A. Section 17- 6518.

CERTIFICATE OF CORRECTION
TO
CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
OF
U. S. Telecom, Inc.

We, John R. Hoffman, Senior Vice President and Kathleen M. Rhoades Assistant Secretary, of US Telecom, Inc., formerly United Telecom Communications, Inc., certify that the Certificate of Amendment to Articles of incorporation of United Telecom Communications, Inc., filed in accordance with K.S.A. 17-6602 on December 31, 1984, inaccurately reflected the change in the corporate name to be U.S. Telecom, Inc., rather than US Telecom, Inc., without periods after the “U” and “S”.

We further certify that the correct corporate name change to US Telecom, Inc., is in accordance with the Special Meeting of the Board of Directors held on the twenty sixth day of December, 1984, adopting the resolution setting forth the following amendment to the Articles of incorporation and declaring its advisability:

RESOLVED, that the following amendment to the Articles of Incorporation be adopted:

The name of the Corporation shall be US Telecom, Inc.

FURTHER RESOLVED, that the Board of Directors declares the amendment advisable.

We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, on the 26th day of December, 1984, said stockholders considered the proposed amendment.

We further certify that at said meeting a majority of the stockholders entitled to vote voted In favor of the proposed amendment, and that the votes were all* shares in favor of the proposed amendment and no shares against the amendment.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

We further certify that the capital of said corporation will not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF we have hereunto set our hands and affixed the seal of said corporation this 25th day of January, 1985.

[Seal]	/s/ John R. Hoffman
John R. Hoffman

/s/ Kathleen M. Rhoades
Kathleen M. Rhoades

*Written consent was given in accordance with the provisions of K.S.A. Section 17-6581

CHANGE OF LOCATION OF REGISTERED OFFICE
AND/OR
CHANGE OF RESIDENT AGENT

We, John R. Hoffman,                          , Senior Vice-President, and Kathleen M. Rhoades                     , Assistant Secretary of US Telcom, Inc.

(Name of Corporation)

a corporation organized and existing under the laws of the State of Kansas                                              ,

do hereby certify that at a meeting of the board of directors of said corporation the following resolution was duly adopted:

Be it resolved that the Registered Office in the State of Kansas of said corporation be changed to

(Street and Number)	(Town or City)	(County)	(State)	(Zip Code)

Be it further resolved that the Resident Agent of said corporation in the State of Kansas be changed to

John R. Hoffman, Senior Vice President
(Individual or Kansas Corporation)

The President and Secretary are hereby authorized to file and record the same in the manner as required by law

/s/ John R. Hoffman
Sr. Vice President

/s/ Kathleen M. Rhoades
Assistant Secretary

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger, dated May 30, 1986, adopted by US Telecom - Communications Services Company, a Texas Corporation, (“US Telecom - CSC”), US Telecom - Data Communications Company, a Delaware corporation, (“US Telecom DCC”), US Telecom - Corporate Network Services Company, a Delaware corporation, (“US Telecom - CNS”) Unicomm, Inc., a Delaware Corporation (“Unicomm”), and US Telecom Inc., a Kansas corporation (“US Telecom”), sometimes referred to as the “Constituent Corporations”.

WHEREAS, US Telecom - CSC, US Telecom - DCC, US Telecom  - CNS and Unicomm are affiliates of US Telecom; and

WHEREAS, the Boards of Directors of the Constituent Corporations have deemed it advisable and in the best interests of their respective shareholders that US Telecom - CSC, US Telecom - DCC, US Telecom - CNS and Unicomm, Inc. be merged into US Telecom; and

WHEREAS, the Agreement and Plan of Merger shall be submitted to a vote of the shareholders of each of the Constituent Corporations; and

WHEREAS, the adoption of an Agreement and Plan of Merger by the respective Boards of Directors of the Constituent Corporations is required by the Texas Business Corporation Act; the Kansas General Corporation Code and the Delaware General Corporation Law;

NOW THEREFORE, in consideration of the premises herein contained, the parties hereto agree as follows:

1.           Agreement and Plan of Merger. In accordance with the Texas Business Corporation Act, the Kansas General Corporation Code and the Delaware General Corporation Law, US Telecom - CSC, US Telecom - DCC, US Telecom - CNS and Unicomm shall be merged with and into US Telecom, which shall be the Surviving Corporation, whose principal offices are located at 2330 Shawnee Mission Parkway, Westwood, Kansas 66205. The name of the Surviving Corporation shall remain unchanged. The Articles of Incorporation and Bylaws of US Telecom shall not be amended by reason of the merger and shall be the Articles of Incorporation and Bylaws of the Surviving Corporation.

2.           Effective Date of Merger. At such time as the parties hereto may agree, the Constituent Corporations shall file an Agreement or Articles of Merger and any other required documents with the Secretaries of States of Texas, Kansas and Delaware pursuant to the corporation laws of those states. The merger shall be effective on June 30, 1986, or upon the date of filing of the Agreement or Articles of Merger, which date is designated the “Effective Date”.

3.           Outstanding Shares. The number of shares of capital stock of each Constituent Corporation outstanding as of the current date is as follows:

(a)          US Telecom - CSC - 1,000 shares of Common Stock, par value $1.00.

 (b)         US Telecom - DCC - 100 shares of Common Stock, par value $1.00.

(c)          US Telecom - CNS - 576,470 shares of Class A Common Stock, par value $.10; 600,000 shares of Class B Common Stock, par value 5.10; and 24,000 shares of Class C Common Stock, par value $.50.

(d)          Unicomm - 100 shares of Common Stock, par value $1.00.

(e)          US Telecom - 1,000 shares of

Common Stock, par value $ 1.00.

4.           Terms and Conditions of Merger. The terms and conditions of the merger and the manner and basis of converting shares shall be as follows:

(a)          Each share of the Common Stock of US Telecom which shall be outstanding on the Effective Date shall not be changed by reason of the merger and shall continue to be one share of Common Stock, par value $1.00, of the Surviving Corporation.

(b)          Each share of the Common Stock, of US Telecom - CSC, US Telecom - DCC, US Telecom - CNS and Unicomm which shall be outstanding on the Effective Date shall be cancelled.

5.           Effect of Merger. On the Effective Date, the separate existences of US Telecom - CSC, US Telecom - DCC, US Telecom -CNS and Unicomm shall cease, and US Telecom, as the Surviving Corporation, shall succeed to all property (real, personal, and mixed) and franchises of US Telecom - CSC, US Telecom - DCC, US Telecom - CNS, and Unicomm, as well as all debts due on whatever account to any of them, and thenceforth be responsible for all the liabilities and obligations of each of them. At and after the Effective Date, the assets and liabilities of US Telecom CSC, US Telecom - DCC, US Telecom - CNS and Unicomm shall be carried on the books of US Telecom at the amounts at which they were carried on the books of US Telecom - CSC, US Telecom - DCC, US Telecom - CNS and Unicomm immediately prior to the merger, and the capital in excess of par or stated value and deficit of US Telecom shall be the sum of the respective amounts of the Constituent Corporations, subject to such adjustments, eliminations or transfers as required to give effect to the merger contemplated by this Agreement and Plan.

6.           Termination. This Agreement and Plan may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Date by mutual agreement of the Boards of Directors of the Constituent Corporations, in which event all obligations of the Constituent Corporations hereunder shall terminate without liability on the part of either party.

7.           The Surviving Corporation hereby (i) agrees that it may be served with process in the States of Texas and Delaware in any proceeding for enforcement of any obligation of the merged corporations and in any proceeding for the enforcement of the rights of a dissenting shareholder of the merged corporations; (ii) irrevocably appoints the Secretary of State of Texas and/or Delaware as its agent to accept service of process in any such proceeding; and (iii) agrees that it will promptly pay to dissenting shareholders of the merged corporations the amount, if any, to which they shall be entitled pursuant to the laws of the States of Texas or Delaware, whichever is applicable.

IN WITNESS WHEREOF, the parties to this agreement, pursuant to the approval and authority duly given by resolution adopted by their respective boards of directors have caused these presents to be executed by the President or Vice-President and attested by the Secretary or Assistant Secretary of each party hereto as the respective act, deed and agreement of said corporations on this 25th day of June, 1986.

US TELECOM, INC.

By:	/s/ Alan K. Stewart
Vice-President

ATTEST:

By	/s/ Kathleen M. Rhoades
Assistant Secretary

US TELECOM – DATA COMMUNICATIONS COMPANY

By:	/s/ C. Thomas Jay
Vice-President

ATTEST:
By	/s/ Kathleen M. Rhoades
Assistant Secretary

US TELECOM - CORPORATE NETWORK SERVICES COMPANY

By:	/s/ Richard C. Smith, Jr.
Vice-President

ATTEST:

By	/s/ David D. Kardell
Assistant Secretary

UNICOMM, INC.
By:	/s/ Richard C. Smith, Jr.
Vice-President

ATTEST:

By	/s/ David D. Kardell
Secretary

US TELECOM - COMMUNICATIONS SERVICES COMPANY
By:	/s/ C. Thomas Jay
Vice-President

ATTEST:

By	/s/ Kathleen M. Rhoades
Assistant Secretary

The foregoing Agreement of Merger having been duly executed by a majority of the directors of each of the corporations, parties thereto, and the said corporations having caused their respective corporate seals to be thereunto affixed and attested by their respective secretaries, or assistant secretaries, and the said Agreement having been adopted by the stockholders of US Telecom, Inc., a Kansas corporation, in accordance with the laws of the State of Kansas, and adopted by the stockholders of US Telecom - Communications Services Company, a Texas corporation, US Telecom - Data Communications Company, a Delaware corporation, US Telecom - Corporate Network Services Company, a Delaware Corporation and Unicomm, Inc., a Delaware corporation, in accordance with the laws of the States of Kansas, Texas and Delaware, the President or Vice-President and Secretary or Assistant Secretary of each of said corporations do now sign this Agreement of Merger under the respective seals of said corporations, this 25th day of June, 1986.

US TELECOM, INC.

By:	/s/ Alan K. Stewart
Vice-President

By:	/s/ Kevin M. Pucker
Assistant Secretary

ATTEST:

By	/s/ Kathleen M. Rhoades
Assistant Secretary

US TELECOM - COMMUNICATIONS SERVICES COMPANY

By:	/s/ Alan K. Stewart
Vice-President

By:	/s/ Kevin M. Pucker
Assistant Secretary

ATTEST:

By	/s/ Kathleen M. Rhoades
Assistant Secretary

US TELECOM - DATA COMMUNICATIONS COMPANY

By:	/s/ C. Thomas Jay
President

By:	/s/ Kathleen M. Rhoades
Assistant Secretary

ATTEST:

By	/s/ Kathleen M. Rhoades
Assistant Secretary

US TELECOM - CORPORATE NETWORK SERVICES COMPANY

By:	Richard C. Smith, Jr.
President

By:	/s/ David D. Kardell
Secretary

ATTEST:

By	/s/ David D. Kardell
Secretary

UNICOMM, INC.

By:	Richard C. Smith, Jr.
President

By:	/s/ David D. Kardell
Secretary

ATTEST:

By	/s/ David D. Kardell
Secretary

CHANGE OF LOCATION OF REGISTERED OFFICE
AND/OR
CHANGE OF RESIDENT AGENT
We,   Don A. Jensen  ________, Vice President and Michael T. Hyde________________________________________________,
Assistant Secretary of US Telecom, Inc._______________________________________________________________________,
a corporation organized and existing under and by virtue of the laws of the State of Kansas do hereby certify that at a meeting of the board of directors of said corporation the following resolution was duly adopted:

Be it resolved that the Registered Office in the State of Kansas of said corporation be changed to

2330 Shawnee Mission Parkway	Westwood	Johnson	Kansas	66205
(Street and Number)	(Town or City)	(County)	(State)	(Zip Code)

Be it further resolved that the Resident Agent of said corporation in the State of Kansas be changed to

Michael T. Hyde
(Individual or Kansas Corporation)

The President and Secretary are hereby authorized to file and record the same in the manner as required by law.

/s/ Don A. Jensen
Vice-President
/s/ Michael T. Hyde
Assistant Secretary

CHANGE OF LOCATION OF REGISTERED OFFICE
AND/OR
CHANGE OF RESIDENT AGENT
We,   Don A. Jensen                 , Vice President and Michael T. Hyde_________________________________________________, Assistant Secretary of US Telecom, Inc._______________________________________________________________________, a corporation organized and existing under and by virtue of the laws of the State of Kansas do hereby certify that by unanimous consent of the board of directors of said corporation held on the   10th  day of  May          1988 the following resolution was duly adopted:

Be it resolved that the Registered Office in the State of Kansas of said corporation be changed to

2330 Shawnee Mission Parkway	Westwood	Johnson	Kansas	66205
(Street and Number)	(Town or City)	(County)	(State)	(Zip Code)

Be it further resolved that the Resident Agent of said corporation in the State of Kansas be changed to

Michael T. Hyde
(Individual or Kansas Corporation)

2330 Shawnee Mission Parkway	Westwood	Johnson	Kansas	66205
(Street and Number)	(Town or City)	(County)	(State)	(Zip Code)

The same being of record in the office of Secretary of State of Kansas to

THE CORPORATION COMPANY, INC.
(Individual or Kansas Corporation)

534 So. Kansas Avenue	Topeka	Shawnee	Kansas	66603
(Street and Number)	(Town or City)	(County)	(State)	(Zip Code)

The President and Secretary are hereby authorized to file and record the same in the manner as required by law.

/s/ Don A. Jensen
Vice-President
/s/ Michael T. Hyde
Assistant Secretary

CERTIFICATE OF CHANGE OF ADDRESS OF
REGISTERED OFFICE BY RESIDENT AGENT
PURSUANT TO K.S.A. 17-6204

To:	The Hon. Bill Graves, Secretary of State Corporation Department Capitol Building, Second Floor 10th Street and Jackson Avenue Topeka, Kansas 66612

Pursuant to the provisions of K.S.A. 17-6204, the undersigned Agent for service of process, in order to change the address of the registered office of the corporations for which it is registered agent, thereby certifies that

1.	The name of the agent is: The Corporation Company, Inc.
2.	The address of the old registered office was:

534 So. Kansas Avenue
Topeka, Kansas, 66603

3.	The address to which the registered office is to changed is:

515 So. Kansas Avenue
Topeka, Kansas, 66603

The new address will be effective July 1st, 1989.

4.	The names of the corporations represented by said agent are set forth on the list annexed to this certificate and made a part hereof by reference.

IN WITNESS WHEREOF, said agent has caused this certificate to be signed on its behalf by its Vice-President and Assistant Secretary this   16th   day of   June   , 1989.

THE CORPORATION COMPANY, INC.
(Name of Registered Agent)

	By:	/s/ Louis A. Lotorto
(Vice-President)
ATTEST:

/s/ Donald A. Grella
(Assistant Secretary)

Before me, a Notary Public, came Louis A. Lotorto, Vice President and

Donald A. Grella, Assistant Secretary of the above-named corporation, who are known to me to be the persons who executed the foregoing certificate in their official capacities and duly acknowledged the execution of the same this   16th  day of   June  , 1989.

/s/ Theresa Alfieri
Notary Public

[SEAL] My commission or appointment expires December 31, 1989, 1990.

KANSAS - DOMESTIC

THE A. C. HOUSTON LUMBER COMPANY
AG MARKETINC SERVICES, INC.
A.M.K. - APEX INVESTORS CORPORATION
ABERDEEN COMMUNICATIONS, INC.
ADAMAR, INC.
AGREX INC.
ALDI INC.
ALEXANDER & ALEXANDER OF KANSAS, INC.
AMBULATORY SERVICES OF MID-AMERICA, INC.
AMERICAN ROLLER COMPANY OF KANSAS, INC.
AMERICAN SPEECH-LANGUAGE-HEARING ASSOCI
AMERICAN YEARBOOK COMPANY, INC.
AMERISOURCE, INC.
THE ANSCHUTZ CORPORATION
APEX KANSAS, INC.
ARASERVE OF KANSAS, INC.
THE ARVADA DEVELOPMENT CO., INC.
ASSOCIATED MILK PRODUCERS INC.
B & D MOTOR PARTS, INC.
B-FOUR ENTERPRISES, INC.
B-FOUR RENTAL & LEASING, INC.
BMA AGENCY SOFTWARE DIVISION, INC.
BMC OF KANSAS CITY, KANSAS INC.
BALL SUPPLY COMPANY OF KANSAS, INC.
BALL VALVE CO., INC.
BALLY HEALTH & RACQUET CLUBS OF KANSAS, INC.
BAYLY, MARTIN & FAY OF KANSAS, INC.
BENEFICIAL FINANCE SERVICES, INC.
BENEFICIAL KANSAS INC. 1716505
BIG AL’S, INC.
BIOMEDICAL SYSTEMS OF BRUSSELS, INC.
BIOTHERAPEUTICS OF KANSAS, INC.
THE BLAIR AGENCY, INC.
BOOGAART SUPPLY, INC.
BOSSELMAN, INC. OF KANSAS
BOSSLER-HIX PERSONNEL SERVICE, INC.
BRADFORD, INC.
BROCK SUITE HOTELS, INC.
BROWNING-FERRIS INDUSTRIES OF KANSAS, INC.
BURDICK’S COMPUTER STORES, INC.
BURNS & MCDONNELL, INC.
BUSINESS EQUIPMENT LEASING, INC.
BUTLER CONSTRUCTION, INC.
C E O, INC.

CFM MIDWEST, INC.
CIA MIDWEST FOOD MARTS, INC.
C.M.Z. CORPORATION
CPC PROPERTIES OF KANSAS, INC.
CALIBOGUE KANSAS CORPORATION
CAN EX SUPPLY, INC.
CAPITAL ELECTRIC CONSTRUCTION COMPANY, INC.
CAPITAL ELECTRIC LINE BUILDERS, INC.
CATTLEMEN’S INC.
CENTEL CORPORATION
CENTRAL BUILDING, INC.
CENTRAL EXPLORATION COMPANY, INC.
CENTRAL PIPELINE CONTRACTORS, INC.
CENTURY CONCRETE, INC.
CENTURY FINANCE COMPANY OF KANSAS
CENTURY STEEL CORPORATION
CHAFFIN, INC.
CHARTER HOSPITAL OF OVERLAND PARK, INC.
CHARTER HOSPITAL OF WICHITA, INC.
CHATHAM ACQUISITION CORP.
CHEMICAL WASTE MANAGEMENT OF KANSAS, INC.
CHI-CHI’S OF OVERLAND PARK, KANSAS, INC.
CHI-CHI’S OF WEST WICHITA, INC.
CHILI’S OF KANSAS, INC.
B.C. CHRISTOPHER ENERGY, INC.
CIDCO GROUP, INC.
CITICORP FINANCIAL CENTER, INC.
CLINICAL PSYCHOLOGICAL SERVICES, INCORPORATED
COLDWELL BANKER TITLE SERVICES, INC.
COMMERCE INVESTMENT COMPANY OF SHAWNEE, INC.
COMMUNICATIONS & SIGNALING, INC.
COMMUNITY PSYCHIATRIC CENTERS OF KANSAS, INC.
COMPLETE CARPET SERVICES, INC.
CONSOLIDATED ELECTRICAL DISTRIBUTORS, INC.
CONISTON OF KANSAS, INC.
THE COOPERATIVE FINANCE ASSOCIATION, INC.
CROWN PRODUCTS, INC.
D. C. ENTERPRISES, INC.
DEB OF KANSAS, INC.
DECOURSEY BUSINESS SYSTEMS, INC.
DELCON CORPORATION
DILLON COMPANIES, INC.
DILLON REAL ESTATE CO., INC.
DIRECTORIESAMERICA, INC.
DOBBS HOUSES OF KANSAS, INC.
DOLD FOODS INC.

DREWBO, INC.
DYNAMIC BUSINESS SYSTEMS, INC.
ECONO AUTO PAINTING OF KANSAS, INC.
BOB EISEL INDUSTRIAL AND COMMERCIAL COATINGS, INC.
EL CHICO CORPORATION OF KANSAS
ELLIS COUNTY FEEDERS, INC.
ELWOOD WAREHOUSING, INC.
EMBASSY SUITES CLUB NO. 1, INC.
EMPIRE CELLULAR, INC.
THE EMPIRE DISTRICT ELECTRIC COMPANY
EMPIRE UNDERGROUND STORAGE, INC.
EMPIREGAS OF ARMA, INC.
ENERGY DYNAMICS, INC.
ENERGY RESERVES CANADA, LTD.
ENNIS BUSINESS FORMS OF KANSAS, INC.
ENTERPRISES UNLIMITED, INC.
ENTERTEL, INC.
EPSILON MU FOUNDATION OF ZEIA BETA TAU FRATERNITY (NON-PROFI
EQUICOR HEALTH PLAN, INC.
F C A INC.
F & R SWINE, INC.
FARMERS CHEMICAL COMPANY
FARMLAND FINANCIAL SERVICES COMPANY
FARMLAND FOODS, INC.
FARMLAND INDUSTRIES, INC.
FARR MAN DEVELOPMENT CORP.
FASHION BUG #2301, INC.
FASHION BUG #2063, INC.
FASHION BUG #2085, INC.
FASHION BUG #594, INC.
FASHION BUG #726, INC.
FASHION BUG #797, INC.
FERRELL COMPANIES, INC.
FIRST INTERSTATE BANCORPORATION, INC.
FIRST RESERVE PIPELINE COMPANY, INC.
FLO MASTER, INC.
DON FLOWER AVIATION UNDERWRITERS, INC.
FOOD BRANDS, INC.
FOREST SIDING SUPPLY, INC.
FOXMEYER DRUG COMPANY
G.F.C. CORPORATION OF KANSAS
GALICHIA LABORATORIES, INC.
GAS TRANSPORT COMPANY
GENERAL CINEMA CORP. OF KANSAS
GENERAL DEVELOPMENT CORPORATION
GORDON LAB, INC.

GORDON’S JEWELRY CO. OF KANSAS, INC.
GOSSELIN STORES CO. INC.
GOTT CORPORATION
GOURMET SYSTEMS OF KANSAS, INC.
CARL GRAHAM PAINT & GLASS CORPORATION
GRAND CENTRAL LEASING CORPORATION
GRAND RENTAL STATION, INC.
GREAT EXPECTATIONS PRECISION HAIRCUTTERS OF KELLOGG MALL, I
GREAT’ EXPECTATIONS PRECISION HAIRCUTTERS OF METCALF SOUTH.
GREAT EXPECTATIONS PRECISION HAIRCUTTERS OF TOWNE WEST MALL
GREAT PLAINS CABLE CO.
GREAT PLAINS FINANCIAL CORPORATION
GREAT PLAINS SERVICE CORPORATION, INC.
GREAT PLAINS UNIFORMS, INC.
GREATER MID-STATES CREDIT AND COLLECTION, INC.
GUARDIAN DEVELOPMENT CORPORATION
HCA HEALTH SERVICES OF KANSAS, INC.
H & W OIL & GAS COMPANY INC.
HAITH AIRPORT FACILITIES, INC.
HAZLETON BIOLOGICS, INC.
HELMSLEY-SPEAR OF KANSAS, INC.
HERITAGE OF BAXTER SPRINGS, INC.
HERITAGE OF CIMARRON, INC.
HERRMAN LUMBER COMPANY-PARSONS, INC.
HERZOG, INC.
HERZOG RED E MIXED CONCRETE CO.
HERZOG SERVICES, INC.
HERZOG WASTE MANAGEMENT, INC.
HESSTON CORPORATION
HIGH PLAINS PIZZA, INC.
THE HONEY BAKED HAM COMPANY
HOUSTON’S RESTAURANTS OF KANSAS, INC.
HUMBOLDT INDUSTRIES, INC.
HUTCHINSON PLAZA TWO, INC.
HYDROCARBON RECYCLERS, INC. OF WICHITA
I.B.C. TRUCKING C0.7.PORATION
INDUSTRIAL GASES OF WICHITA, INC.
INDUSTRIAL WOOD FINISHING, INC.
INECO, INC.
INGERSOLL-RAND, INC.
INN OPERATIONS, INC.
INTEGRATED NEWSPAPER SYSTEMS, INC.
INTERMARK HOSPITALITY-KANSAS, INC.
INTERNATIONAL AQUATICS EQUIPMENT, INC.
INTERNATIONAL COMANCHE SOCIETY, INCORPORATED
INTERNATIONAL DISPOSAL CORPORATION OF KANSAS

INTERNATIONAL OCEAN RESOURCES, INC.
INTERNATIONAL TRANSPORT, INC.
INTERSTATE CONTRACTORS, INC.
J. F. W. TACO JOHNS OF KANSAS, INC.
JACKSON ICE CREAM CO., INC.
JAYHAWK EXPLORATION, INC.
KC FEEDING CO.
KU ZBT BUILDING CORP.
KU ZBT SCHOLARSHIP FOUNDATION
KACIKA CORPORATION
KAISER FOUNDATION HEALTH PLAN OF KANSAS CITY, INC.
KANSAS BUSINESS SYSTEMS, INC.
KANSAS CITY COLLEGE OF MEDICAL AND DENTAL CAREERS, INC.
KANSAS CITY REFERRAL NETWORK, INC.
KANSAS CITY RENTAL EQUIPMENT REPAIR SHOP, INC.
KANSAS DONUTS, INC.
KANSAS GAS CO., INC.
KANSAS GAS GATHERING CO., INC.
KANSAS INDUSTRIAL ENVIRONMENTAL SERVICES TRANSIT)
THE KANSAS AND MISSOURI RAILWAY AND TERMINAL CC4PANY
KANSAS REFINING AND MARKETING, INC.
KANSAS SEVEN-S CORP.
KENWOOD VIEW NURSING HOME, INC.
KOST & O’CONNOR ASSOCIATES, INC.
KWIK SHOP, INC.
LMC, INC.
LAMAR ELECTRO-AIR CORPORATION
LEBEN OIL CORPORATION
LIFE UNIFORM COMPANY OF KANSAS INC.
THE LINCOLN FAMILY FOUNDATION
LINCOLN INDUSTRIES, INC.
LINCOLN INVESTMENTS, INC.
THE LITWIN CORPORATION
LITWIN PANAMERICAN CORPORATION
LOAD LINE LTD.
LOGISTICS PARTNERS COMPANY
MAPC CAPITAL CORPORATION
MBTC ENERGY, INC.
MBTC SERVICES, INC.
M C WATHENA CO.
MANAGEMENT AND LEASING CORP.
MANAGEMENT RECRUITERS OF WICHITA, INC.
MANHATTAN PSYCHIATRIC HOSPITAL, INC.
MANOR OF GARDEN CITY, INC.
MANOR OF GARNETT, INC.
MAPCO INTRASTATE PIPELINE COMPANY, INC.

MARTINAIRE OF OKLAHOMA, INC.
MASTER MACHINE TOOLS, INC.
MEDICINE LODGE CATV, INC.
MERMOD, JACCARD & KING JEWELRY CO. OF KANSAS, INC.
MERRIAM RACQUETBALL & FITNESS CENTER, INC.
METRO ADVERTISING PROCESSORS, INC.
METROPOLITAN CLINIC OF COUNSELING OF KANSAS INC.
MICHELIN TIRE CORPORATION
MID-AMERICA DAIRYMEN, INC.
MID-AMERICA SERVICES OF KANSAS, INC.
MID-CONTINENT INDUSTRIAL INSULATION, INC.
MID-KANSAS CONSTRUCTION CO., INC.
MIDCONTINENT BROADCASTING CO. OF KANSAS
MIDWESTERN DISTRIBUTION, INC.
MILGRAY/KANSAS CITY, INC.
MISSION HOSPITALITY, INC.
MISSOURI RIVER FARMS, INC.
MISSOURI RIVER RESOURCES, INC.
THE MONEY STORE/KANSAS, INC.
NCRA SALES AND SERVICE, INC.
NL PE1RO-LOG, INC.
NATIONAL BENEFIT UNDERWRITERS, INC.
NATIONAL COOPERATIVE REFINERY ASSOCIATION
NATIONAL LIFE INSURANCE COMPANY OF KANSAS
THE NATIONAL OIL COMPANY
NATOIL CORPORATION
NEBRASKA BOOK COMPANY, INC.
NEWCO PREFERRED INC.
0B-GYN DIAGNOSTICS, INC.
OFFICEPLUS CORPORATION OF CORPORATE WOODS
OIL & GAS PRODUCTION COMPANY
OIL & MINERALS INVESTMENTS, INC.
OLD SANTA FE FEEDERS, INC.
OLD SANTA FE LAND AND CATTLE, INC.
ORION ENERGY OF KANSAS, INC.
PBT ACQUISITION CORP.
PFB, INC.
PSB, INC.
PANADA EXPLORATION, INC.
PANDA RESOURCES, INC.
PATRICIAN MANAGEMENT, INC.
PAWNEE BEEFBUILDERS, INC.
PAYLESS SHOESOURCE, INC.
PENNYPOWER SHOPPING NEWS, INC.
PERFORMANCE CONTRACTING, INC.
PESTER REFINING COMPANY

PETER CORPORATION OF TEXAS
PITCHCO SERVICE CORPORATION
PITTSBURGH CABLE TV, INC.
PITTSBURGH TANK & TOWER COMPANY, INCORPORATED
PIZZA HUT OF MARYLAND, INC.
PLAZA RENTAL AND SALES OF WICHITA, INC.
PLESSEY AERO PRECISION CORPORATION
POWER CONSTRUCTORS, INC.
PRIVATE CLUB CONSULTING GROUP, INC.
RCL SHELF, INC.
RVL OPERATING, INC.
RAW ENERGY CORPORATION OF KANSAS
REDMAN DEVELOPMENT CO7.PnRATION
REDMOND BUILDING COMPANY OF KANSAS, INC.
RELIABLE AUTOMOTIVE O.’ KANSAS, INC.
REPUBLIC PAPERBOARD COMPANY
ROCKLEDGE WEST, INC.
ROLLINS BURDICK HUNTER OF KANSAS, INC.
ROMAN LIFE INVESTMENTS WICHITA INC.
RUNNING W GRAZING ASSOCIATION, INC.
RYCO PACKAGING CORPORATION OF KANSAS
SAN-VEL CONCRETE CORPORATION
S.B.I. MANAGEMENT (U.S.) LTD.
S-G DIESEL POWER, INC.
S & J ENTERPRISES, INC.
SJL OF KANSAS CORP.
SAFEGUARD HEALTH PLANS, INC.
SALT CREEK HUNT CLUB, INC.
SASKAN CORPORATION
EARL SCHEIB OF KANSAS, INC.
SECURITY PACIFIC FINANCIAL SERVICES OF KANSAS INC.
SEDGWICK CONVALESCENT CENTER, INC.
SERVISTAR CORPORATION
SHADE TREE SERVICE COMPANY
SHERMAN COUNTY GAS COMPANY, INC.
SHOWBIZ PIZZA TIME, INC.
SIMON MOD HOLDINGS INC.
SKELGAS, INC.
SOUTHWEST ELECTRIC CONSTRUCTION, INC.
SOVEREIGN REALTY MANAGEMENT, INC.
SPACE OIL, INC.
M.J. SPALDING & CO.
SPEARS CANEY, INC.
ST. CLAIR CORPORATION
STANDARD PRECISION, INC.
STEEL HAULERS, INC.

STEPPING SERVICES, INCORPORATED
SUNFLOWER OILFIELD SUPPLY COMPANY
SURGICARE OF WICHITA, INC.
SURGICENTER OF JOHNSON COUNTY, INC.
J. W. SUTHERLAND FARMS, INC.
SYNERGY GAS CORPORATION
TACO KID OF WICHITA. NO. 2, INC.
TANDEM ASSOCIATES OF EDWARDSVILLE, INC.
TASCOSA PETROLEUM CORPORATION
TELESPECTRUM, INC.
TIME SAVER STORES, INC.
TOWN CENTRE CORPORATION
TRACTOR 6481, INC.
TRANSAMERICA FINANCIAL SERVICES, INC.
TRIAD CLEARVIEW OF KANSAS, INC.
TRIPLE K LIMITED
U-HAUL CO. OF KANSAS CITY, INC.
U.S. AUTO OF KANSAS CITY, INC.
US TELECOM, INC.
UTS PAGING COMPANY (KANSAS CITY)
ULTRA LUBE PRODUCTS CO.
UNION L.P. GAS CORPORATION
UNITED AMERICAN BROADCASTING, INC.
UNITED TELEDIRECT GROUP INC.
UNITED ‘TELEPHONE SYSTEM, INC.
VAL-PAK OF KANSAS, INC.
VEKTEK, INC.
VIKING INTERNATIONAL PETROLEUM CORP.
VINYLGRAIN OF KANSAS CITY, INC.
WP PROPERTIES OF LENEXA, INC.
WTA ENERGY, INC.
W-W GRINDER, INC.
WASCO OF LAWRENCE, INC.
WASTE DISPOSAL, INC.
WASTE MANAGEMENT OF KANSAS, INC.
THE WAY COLLEGE OF EMPORIA, INC.
WEALTH MONITORS MANAGEMENT COMPANY
WELDER’S PRODUCTS & SERVICE OF KANSAS
WELLSVILLE HEALTH RESOURCES, INC.
WESTERN AIR MAPS, INC.
WESTERN FRONTIER DEVELOPMENTS, INC.
WESTERN KANSAS BANCSHARES, INCORPORATED
WETTERAU LEAWOOD, INC.
WHEATSTATE OILFIELD SERVICES, INC.
WHIPPOORWILL FARM, INC.
WICHITA BUSINESS JOURNAL, INC.

WICHITA SPORTSERVICE, INC.
WICKER FARMS, INC.
SAM WILSON’S/KANSAS, INC.
WORK WEAR OF KANSAS, INC.
WYANDOTTE MANAGEMENT ASSN., INC.
ZENITH DISTRIBUTING CORPORATION-MIDSTATES
ZETA BETA TAU, EPSILON MU CHAPTER CORP.
THE 25 CORPORATION INC.
75TH & STATE, INC.

AMERICAN IMPORTERS CF KANSAS, INC.
AMERICAN RENTAL ASSOCIATION OF KANSAS, INC.
ANDES COMPANY, INC.
BENALE OF KANSAS NO. 1, INC.
CITIZEN PUBLISHING COMPANY, INC.
COFFEYVILLE PUBLISHING CO., INC.
CRM OF KANSAS, INC.
CROWN BUILDING SUPPLY, INC.
DELITEFUL YOGURT, INC.
DILLCO FINANCE COMPANY
DODRICH CORPORATION
EARTH RESOURCES DATA CORP.
ELECTRO DYNAMICS CORPORATION
ERT, INC.
FAIRWAY DESIGN, LTD.
FIBER CLEAN OF WICHITA, INC.
GENERAL PRINTING & PAPER, INC.
GLIDEPATH-U.S.A., INC.
HARMON CONSTRUCTION COMPANY, INC (OK) N.Q.
HUGOTON OIL & GAS COMPANY, INC.
HUGOTON ROYALTY CORPORATION
HYSTAR AEROSPACE MARKETING CORPORATION OF KANSAS
INS HOLDINGS (KANSAS), INC.
J & D SERVICES, INC.
JCAIR, INC.
JK & LG, INC.
KAN-TEX FEEDERS, INC.
KANSAS AND MISSOURI RAILWAY AND TERMINAL COMPANY
KANSAS COMMUNICATIONS GROUP, INC.
KANSAS DELIVERY SERVICE, INC.
KUDOS, INC.
LAND AMERICA INVESTMENT SERVICES, INC.
LONE STAR RIVER’S BEND, INC.
MANAGEMENT RECRUITERS OF WICHITA, INC.
MANOR OF LIBERAL, INC.
MATRIX AVIATION, INC.
MERIDIAN RESERVE OF KANSAS, IMC.
MIDWEST FIREPLACE CO.
MODERN OFFICE METHODS OF KANSAS, INC.
MULVANE PHARMACY, INC.
MUSTANG EXPRESS, INC.
NOVA INNS, INCORPORATED
OHSE MEAT PRODUCTS, INC.
P.S.B., INC.
PARKPROP, INC.
PARTY IN STYLE, INC. (A CLOSE CORPORATION)

PFM KANSAS, INC.
PIZZA HUT OF BAXTER SPRINGS, INC.
REED SOFTWARE, INC.
RENTAL WORLD, INC.
RIEGER MEDICAL SUPPLY COMPANY
SEARCH DRILLING CO.
SECOND MOSBY CORPORATION
SERVI TECH, INC.
SERVO-KANSAS, INC.
SNYDERGENERAL CORPORATION OF KANSAS, INC.
STULTZ INVESTMENT COMPANY.
TECHNOSTAAL SCHOUTEN, INC.
THE WYANDOTTE MINING COMPANY.
THOMPSON POULTRY, INC.
TURNER WIRE AND CABLE SYSTEMS, INC.
UNITED AUTOMOBILE ASSOCIATION, INC.
UNITED METHODIST CHURCH
WHITE ROCK BOTTLING COMPANY, INC.
WICHITA HOSPITALITY, INC.
WICHITA 280, INC.
WILLIAM SANDERS, INC.
WORLD DREAM VACATIONS, LTD.
ZIGLER WELL SERVICING, INC. (A CLOSE CORPORATION)
91ST METCALF, INC.

CERTIFICATE OF OWNERSHIP AND MERGER
OF
US TELECOM OF NEW HAMPSHIRE, INC.
(a New Hampshire corporation)
INTO
US TELECOM, INC.
(a Kansas corporation)

It is hereby certified that:

1.          US Telecom, Inc. (sometimes hereinafter referred to as the “Corporation”) is a business corporation of the State of Kansas.

2.          The Corporation is the owner of all of the outstanding shares of stock of US Telecom of New Hampshire, Inc., which is a business corporation of the State of New Hampshire.

3.          The laws of the jurisdiction of organization of US Telecom of New Hampshire, Inc. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

4.          The Corporation hereby merges US Telecom of New Hampshire, Inc. into the Corporation.

5.          The following is a copy of the resolutions adopted on June 23, 2015 by the Board of Directors of the Corporation to merge the said US Telecom of New Hampshire, Inc. into the Corporation:

RESOLUTIONS REGARDING APPROVAL
OF PLAN OF MERGER

WHEREAS, the Board of Directors of the Corporation believes that it is in the best interests of the Corporation to enter into a Plan of Merger (the “Merger Agreement”) and that US Telecom of New Hampshire, Inc., a New Hampshire corporation be merged with and into the Corporation;

WHEREAS, the Corporation will be the surviving corporation.

NOW THEREFORE, BE IT RESOLVED, that the Corporation is hereby authorized to enter into the Merger Agreement substantially in the form presented to this Board of Directors.

FURTHER RESOLVED, that the Board of Directors approves the Merger Agreement, declares the Merger Agreement to be advisable for the Corporation.

FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed to negotiate, execute and deliver in the name of the Corporation the Merger Agreement together with such changes therein as the officer executing such document may, in his or her sole discretion, deem necessary, advisable or appropriate (such officer’s execution thereof shall be deemed to evidence conclusively the approval of such documents and such changes).

FURTHER RESOLVED, that each officer of the Corporation be, and each of them individually hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to take all such actions, to cause to be prepared and filed all such other documents, to make all expenditures and to execute all instruments deemed by them to be necessary or desirable in carrying out and effectuating the intent of each of the foregoing resolutions and each of the transactions contemplated thereby.

FURTHER RESOLVED, that any and all actions heretofore taken by an officer or director of the Corporation in connection with the transactions and other matters contemplated by the foregoing resolutions be, and they hereby are, ratified, approved, confirmed and accepted in all respects.

The undersigned declares under penalty of perjury, that the foregoing is true and correct.

Executed on June   25  , 2015.

US TELECOM, INC.

By:	/s/ Timothy P. O’Grady
Its Vice-President, Timothy P. O’Grady

ATTEST:

/s/ Stefan K. Schnopp
Its Assistant Secretary, Stefan K. Schnopp

STATE OF KANSAS	)
	)	ss.
COUNTY OF JOHNSON	)

We, Don A. Jensen, Vice President, and Michael T. Hyde, Assistant Secretary, of US Telecom, Inc., a corporation organized and existing under the laws of the State of Kansas and whose registered office is 515 South Kansas Avenue, Topeka, Shawnee County, Kansas, do hereby certify that by unanimous consent of the Board of Directors of said Corporation dated as of September 11, 1997, said Board adopted resolutions setting forth the following amendment to the Articles of Incorporation and declared its advisability:

RESOLVED, that the Articles of Incorporation of US Telecom, Inc., as amended, be further amended by deleting ARTICLE FOURTH thereof in its entirety and by inserting in lieu thereof a new ARTICLE FOURTH as follows:

FOURTH: The total number of shares of capital stock which may be issued by the Corporation is 53,000, of which 50,000 shares shall be Common Stock (herein referred to as the “Common Stock”) of the par value of $1.00 per share and 3,000 shares shall be Preferred Stock (herein referred to as the “Preferred Stock”) without par value.

GENERAL PROVISIONS RELATING TO ALL STOCK

No holder of shares of any class of this Corporation or holder of any security or obligation convertible into shares of any class of this Corporation shall have any preemptive right whatsoever to subscribe for, purchase or otherwise acquire shares of this Corporation of any class, whether now or hereafter authorized.

Except as expressly set forth in these Articles of Incorporation nor as required by law, each share of the Common Stock and each share of the Preferred Stock shall be entitled to one vote on all matters. The holders of the Preferred Stock shall vote together with the holders of the Common Stock as a single class except where these Articles of Incorporation expressly provide for voting as a separate class and except to the extent required by law. The holders of the Common Stock and the Preferred Stock shall not be entitled to cumulative voting of their shares in elections of Directors.

GENERAL PROVISIONS RELATING TO PREFERRED STOCK

1.          The Preferred Stock may be issued from time to time in one or more series, each of such series to have such special voting powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or re-strictions thereof as are stated and expressed herein, or in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

2.          Authority is hereby granted to the Board of Directors, subject to the provisions of this ARTICLE FOURTH, to create one or more series of Preferred Stock and, with respect to each series, to fix or alter as permitted by law, by resolution or resolutions providing for the issue of such series:

(a)          the number of shares to constitute such series and the distinctive designation thereof;

(b)          the dividend rate on the shares of such series, the dividend payment dates, the periods in respect of which dividends are payable (“dividend periods”), whether such dividends shall be cumulative, and if cumulative, the date or dates from which dividend shall accumulate;

(c)          whether or not the shares of such series shall be redeemable, and, if redeemable, on what terms, including the redemption prices which the shares of such series shall be entitled to receive upon the redemption thereof;

(d)          whether or not the shares of such series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement and, if such retirement or sinking fund or funds be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

(e)          whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or rate or rates, or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided in such resolution or resolutions;

(f)          the special voting powers, if any, of the shares of such series; and

(g)          such other terms, conditions, special rights and protective provisions as the Board of Directors may deem advisable.

3.          No dividend shall be declared and set apart for payment on any series of Preferred Stock in respect of any dividend period unless there shall likewise be or have been paid, or declared and set apart for payment, on all shares of Preferred Stock of each other series entitled to cumulative dividends at the time outst6ndinguwhich rank equally as to dividends with the series in question, dividends ratably in accordance with the sums which would be payable on the said shares through the end of the last preceding dividend period if all dividends were declared and paid in full.

4.          If upon any dissolution of the Corporation, the assets of the Corporation distributable among the holders of any one or more series of Preferred Stock which are (i) entitled to a preference over the holders of the Common Stock upon such dissolution, and (ii) rank equally in connection with any such distribution, shall not be suf-ficient to pay in full the preferential amount to which the holders of such shares shall be entitled, then such assets, or the proceeds thereof, shall be distributed among the holders of each such series of the Preferred Stock ratably in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

5.          In the event that the Preferred Stock of any series shall be redeemable, then, at the option of the Board of Directors, the Corporation may at such time or times as may be specified by the Board of Directors as provided in paragraph (c) of Section 2 of this ARTICLE FOURTH redeem all, or any number less than all, of the outstanding shares of such series at the redemption price thereof and on the other terms fixed herein or by the Board of Directors as provided in said paragraph (c).

That thereafter, pursuant to said resolutions and in accordance with the Bylaws and the laws of the State of Kansas, said Directors called for the amendment to be submitted to the sole stockholder for consideration by the stockholder, and thereafter, in accordance with the statutes of the State of Kansas, said stockholder, by unanimous consent dated September 11, 1997, approved and adopted the amendment.

That said amendment was duly adopted in accordance with the provisions of K.S.A. Section 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of said Corporation this   15th  day of September, 1997.

/s/ Don A. Jensen
Don A. Jensen
Vice-President

/s/ Michael T. Hyde
Michael T. Hyde
Assistant Secretary

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
OF PREFERRED STOCK-FIRST SERIES
OF
US TELECOM, INC.

STATE OF KANSAS	)
	)	ss.
COUNTY OF JOHNSON	)

We, Don A. Jensen, Vice President, and Michael T. Hyde, Assistant Secretary, of US Telecom, Inc., a corporation organized and existing under the laws of the State of Kansas and whose registered office is 515 South Kansas Avenue, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors of the Corporation by the provisions of the Articles of Incorporation, as amended, and in accordance with the provisions of K.S.A. Section 17-6401(g) as amended, the Board of Directors of said Corporation, by unanimous consent dated as of September 18, 1997, adopted the following resolution creating a series of serial preferred stock designated as Preferred Stock-First Series:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation by the provisions of its Articles of Incorporation, as amended, a series of Preferred Stock of the Corporation be, and it hereby is, created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, are as follows:

PREFERRED STOCK-FIRST SERIES

(1)        Designation; Number of Shares. The Series shall be designated as Preferred Stock-First Series (the “First Series”) and shall consist of two thousand four hundred twenty (2,420) shares. The shares of such series are hereinafter sometimes called the “First Series Shares.” The capital represented by the First Series Shares shall be determined by the Board of Directors of the Corporation.

(2)        Dividends. The rate of dividends upon the First Series Shares (which shall be prorated and cumulative from the date of issue) and the time of payment thereof shall be $900 per share per annum, payable quarterly on the last day of March, June, September and December in each year.

(3)       Rank. The First Series Shares shall have a preference over the shares of the Common Stock and any other class or series of stock ranking junior to the First Series Shares as to dividends or upon liquidation.

(4)        Voting Rights. In addition to general voting rights, the First Series Shares shall be entitled to the special voting rights specified in this paragraph 4.

If six quarterly dividends on the First Series Shares are in arrears, the number of directors of the Corporation shall be increased by one (1) and the holders of the First Series Shares voting as a class will be entitled to elect one (1) director until all arrears in dividends have been paid. The Corporation will promptly take all such action as shall be necessary to permit such election to occur promptly after such arrearage occurs.

Unless the consent of all or a greater number of such shares is required by law, consent of the holders of at least two-thirds (2/3) of the then outstanding aggregate number of shares of the First Series will be necessary to: (a) authorize (by whatever means) any stock ranking either as to payment of dividends or distribution of assets prior to the First Series Shares; or (b) authorize any merger or consolidation (or transfer of all or substantially all of the assets of the Corporation in a transaction contemplating in substance and effect the exchange of shares of the First Series for stock of another corporation) unless the surviving, resulting or other corporation in such transaction shall have authorized no stock ranking prior to the First Series; or (c) amend, alter, or change in any material respect adverse to the holders thereof the preferences of the First Series Shares.

(5)       Non-Convertible. The First Series Shares shall not be convertible into or exchangeable for stock of any other class or classes of the Corporation.

(6)       Redemption. The First Series Shares may be redeemed by the Corporation at any time or from time to time, upon at least ten days’ prior notice, at the redemption price of $10,000 per share, plus any accumulated unpaid dividends. If less than all the outstanding First Series Shares are to be redeemed, the shares to be redeemed shall be determined in such manner as may be prescribed by the Board of Directors.

(7)       Cancelled Shares. First Series Shares redeemed, purchased or otherwise reacquired by the Corporation shall be cancelled and upon such cancellation shall be deemed to be authorized and unissued shares of Preferred Stock, without par value, of the Corporation but shall not be reissued as shares of the same or any theretofore outstanding series.

(8)        Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation the holders of the First Series Shares will be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of the assets shall be made to the holders of Common Stock, the sum of S10,000 per share, plus an amount equal to cumulative dividends accrued and unpaid thereon to the date of distribution to holders of the First Series Shares.

The number of shares of Preferred Stock-First Series, shall be two thousand four hundred twenty (2,420).

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of said Corporation this   23rd  day of September, 1997.

/s/ Don A. Jensen
Don A. Jensen

/s/ Michael T. Hyde
Michael T. Hyde

(CORPORATE SEAL)

AGREEMENT OF MERGER

OF

US Telecom, Inc.
(a Kansas Corporation)

and

UST PhoneCo, Inc.
(a Kansas Corporation)

AGREEMENT OF MERGER entered into on December 27, 1999, by US Telecom, Inc., a business corporation of the State of Kansas (“US Telecom”), and approved by resolution adopted by its Board of Directors on said date, and entered into on December 27, 1999, by UST PhoneCo, Inc., a business corporation of the State of Kansas (“UST PhoneCo”); and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, UST PhoneCo and US Telecom and the respective Boards of Directors thereof deem it advisable and to the advantage, welfare and best interests of said corporations and their respective stockholders to merge UST PhoneCo with and into US Telecom, pursuant to the provisions of the Kansas General Corporation Code and pursuant to the provisions, of The General and Business Corporation Law of Missouri upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being duly entered into by UST PhoneCo and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by US Telecom, and approved by a resolution adopted by its Board of Directors, the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

1.          UST PhoneCo and US Telecom will, pursuant to the provisions of the Kansas General Corporation Code, be merged with and into a single corporation, to wit, US Telecom, which shall be the surviving corporation upon the effective date of the merger, and which is sometimes hereinafter referred to as `the “surviving corporation”, and which shall continue to exist as the surviving corporation under its present name. The separate existence of UST PhoneCo, which is sometimes hereinafter referred to as the “terminating corporation”, will cease upon the effective date in accordance with the provisions of the Kansas General Corporation Code.

2.          The present Articles of Incorporation of the surviving corporation will not be amended or changed, other than as required by this Agreement.

3.          The present bylaws of the surviving corporation will continue in full force and effect until changed, altered, or amended.

4.          The directors and officers of the surviving corporation upon the effective date of the merger will be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5.          Each issued share of the terminating corporation shall, upon the effective date of the merger, be converted into share(s) of the surviving corporation. The issued shares of the sur-viving corporation will not be converted or exchanged in any manner, but each share which is issued as of the effective date of the merger will continue to represent one issued share of the surviving corporation.

6.          In the event that this Agreement of Merger will have been fully approved and adopted on behalf of the corporations in accordance with the provisions of the Kansas General Corporation Code, the corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Kansas, and that they will cause to be performed all necessary acts within the State of Kansas and elsewhere to effectuate the merger herein provided for.

7.          The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

IN WITNESS WHEREOF, this Agreement of Merger is hereby executed upon behalf of each of the constituent corporations on the 27th day of December, 1999.

US Telecom, Inc.

By:	/s/ Don A. Jensen
Don A. Jensen
Vice President and Secretary

ATTEST:

/s/ Michael T. Hyde
Michael T. Hyde, Assistant Secretary

UST PhoneCo, Inc.

By:	/s/ Don A. Jensen
Don A. Jensen President

ATTEST:

/s/ Timothy P. O’Grady
Timothy P. O’Grady
Assistant Secretary

Kansas Secretary of State

Corporation Change of Registered Office or Agent
Name and/or Registered Office Address by Resident Agent

All information must be completed or this document will not be accepted for filing.

1. Name of the corporation
US TELECOM, INC.
Name must match the name on record with the Secretary of State

2. State of organization  Kansas___________________________________________________________________________________________________________

3. The registered office in the state of Kansas is changed to:
(Address must be a street address. A post office box is unacceptable.)

200 S.W. 30th Street,	Topeka,	Shawnee,	Kansas	66611
Street Address	City		State	Zip Code

4. The resident agent in Kansas is changed to:
Corporation Service Company
Individual or Kansas Corporation

I declare under penalty of perjury under the laws of the state of Kansas that the foregoing is true and correct.

Executed on the   13  of   August  , 2002

/s/ Claudia S. Toussaint
President or Vice President
Claudia S. Toussaint, Vice President

/s/ Michael T. Hyde
Secretary or Assistant Secretary
Michael T. Hyde, Assistant Secretary

Contact Information Kansas Secretary of State Ron Thornburgh Memorial Hall, 1st Floor 120 SW 10th Avenue Topeka, KS 66612-1240 785-296-4564 kssos@kssos.org www.kssos.org

FILER: 384-286-1
RGO 53- 25	KANSAS SECRETARY OF STATE Change of Resident Agent Name and/or Registered Office Address by Resident Agent

CONTACT: Kansas Office of the Secretary of State
Memorial Hall, 1st Floor 120 S.W. 10th Avenue Topeka, KS 66612-1594	(785) 296-4564 kssos@soS.ks.gov www.sos.ks.gov

INSTRUCTIONS: All information must be completed or this document will not be accepted for filing.  Please read instructions sheet before completing.
1. I, Corporation Service Company, the resident agent for the entity(ies) listed below, do hereby certify that I have changed my name and/or the registered office address in the state of Kansas for the following business entity(ies):

2. Business entity ID number: This is not the Federal Employer ID Number (FEIN)	See attached list
3. Business entity name: Name must match the name on record with the Secretary of State	See attached list
4. State/Country of organization:	See attached list
5. Current resident agent name and registered office address: Address must be a street address A PO box is unacceptable	Corporation Service Company
Name
200 S.W. 30th Street
Street Address
	Topeka	Kansas	66611
	City	State	Zip
6. New resident agent name and registered office address: Address must be a street address A PO box is unacceptable	Corporation Service Company
Name
2900 S. Wanamaker Drive, Suite 204
Street Address
	Topeka	Kansas	66614
	City	State	Zip
7. Effective date:	☐ Upon filing
☒ Future effective date July 13, 2012 Month Day Year
8. I declare under penalty of perjury under the laws of the state of Kansas that the foregoing is true and correct and that I have remitted the required fee.

/s/ John H. Pelletier	July 6, 2012
Signature of resident agent	Date (month, day, year)
John H. Pelletier, Assistant Vice President
Name of signer (printed or typed)

AGREEMENT AND PLAN OF MERGER

OF

UT TRANSITION CORPORATION
(a Delaware corporation)

AND

US TELECOM, INC.
(a Kansas corporation)

AGREEMENT AND PLAN OF MERGER approved on June 19, 2015 by UT TRANSITION CORPORATION (“UT Transition”), a business corporation of. the State of Delaware, and by resolutions adopted by its Board of Directors dated June 19, 2015 and by US TELECOM, INC. (“US Telecom”), a business corporation of the State of Kansas, and by resolutions adopted by its Board of Directors dated June 19, 2015. The effective date of the Agreement and Plan of Merger is June 30, 2015.

WHEREAS, UT Transition is a business corporation of the State of Delaware with its registered office therein located at 2711 Centerville Road, Suite 400, Wilmington, DE 19808, County of New Castle;

WHEREAS, the total number of shares of stock which UT Transition has authority to issue is 1,000, all of which are of one class and a par value of $1.00;

WHEREAS, US Telecom is a business corporation of the State of Kansas with its registered office therein located at 2900 SW Wanamaker Drive, Suite 204, Topeka, KS, 66614, County of Shawnee;

WHEREAS, the total number of shares of stock which US Telecom has authority to issue is 50,000 shares of common stock and 3,000 shares of preferred stock both with a par value of $1.00;

WHEREAS, the Delaware General Corporation Law permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction; and

WHEREAS, the Kansas General Corporation Code permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Kansas; and

WHEREAS, UT Transition and US Telecom and their respective Boards of Directors thereof deem it advisable and to the advantage, welfare and best interests of said corporations and their respective stockholders to merge UT Transition with and into US Telecom, pursuant to the provisions of the Kansas General Corporation Code and the General Corporation Law of Delaware upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being duly entered into by UT Transition and approved by resolutions adopted by each of its Board of Directors and being thereunto duly entered into by US Telecom, and approved by a resolution adopted by its Board of Directors, the Agreement and Plan of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

1.          UT Transition and US Telecom will, pursuant to the provisions of the Kansas General Corporation Code and General Corporation Law of Delaware, be merged together as a single corporation, where US Telecom shall be the surviving corporation upon the effective date of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as the surviving corporation under its present name pursuant to the provisions of the Kansas General Corporation Code and General Corporation Law of Delaware. The separate existence of UT Transition, which is sometimes hereafter referred to as the “terminating corporation”, will cease upon the effective date in accordance with the provisions of the Kansas General Corporation Code and the General Corporation Law of Delaware.

2.          The Articles of Incorporation of the surviving corporation, as now in force and effect, shall continue to be the Articles of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Kansas General Corporation Code and the General Corporation Law of Delaware.

3.          The present bylaws of the surviving corporation will be the bylaws of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code and the General Corporation Law of Delaware.

4.          The directors and officers in office of the surviving corporation upon the effective date of the merger will be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5.          At the Effective Date of the merger, each issued and outstanding share of common stock of UT Transition shall not be converted or exchanged in any manner into shares of the surviving corporation and shall be canceled. The issued shares of the surviving corporation will not be converted or exchanged in any manner, but each share which is issued as of the effective date of the merger will continue to represent one issued share of the surviving corporation.

6.          In the event that this Agreement and Plan of Merger will have been fully approved and adopted on behalf of the terminating corporations and the surviving corporation in accordance with the provisions of the Kansas General Corporation Code and the General Corporation Law of Delaware, the corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Kansas, and that they will cause to be performed all necessary acts within the State of Kansas and elsewhere to effectuate the merger herein provided for.

7.          The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file and record any and all instruments, papers and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for.

8.          The effective date of the Plan and Agreement of Merger, and the date upon which the merger herein agreed upon shall become effective in the States of Kansas and Delaware shall be June 30, 2015.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement and Plan of Merger is hereby executed upon behalf of each of the constituent corporations’ parties thereto.

Surviving Entity

US TELECOM, INC.

By:	/s/ Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger, dated as of January 22, 2016, is entered into by and between Sprint Asian American, Inc. (“Sprint Asian”), a Kansas corporation, and US Telecom, Inc. (“US Telecom”), a Kansas corporation, sometimes referred to as the Constituent Corporations and will become effective on February 1, 2016 (the “Effective Date”).

WHEREAS, the total number of shares of stock which Sprint Asian has authority to issue is 100, all of which are of one class with $2.50 par value; and WHEREAS, the total number of shares of stock which US Telecom has authority to issue is 53,000, consisting of 50,000 common stock, with $1.00 par value and 3,000 preferred stock, with $1.00 par value; and WHEREAS, the Board of Directors of the Constituent Corporations have deemed it advisable that Sprint Asian be merged with and into US Telecom pursuant to the provisions of the Kansas General Corporation Code upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

1.          Plan of Merger. In accordance with the Kansas General Corporation Code, Sprint Asian shall be merged with and into US Telecom which shall be the surviving corporation. The name of the surviving corporation shall remain unchanged. The Certificate of Incorporation and the Bylaws of US Telecom shall not be amended by reason of the merger and shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

2.          Effective Date of Merger. At such time as the parties hereto may agree, the Constituent Corporations shall deliver a Certificate of Merger to the Secretary of State of Kansas pursuant to the Kansas General Corporation Code, and if the Secretary of State of Kansas finds that the respective document conforms to law and all taxes or fees have been paid, the respective documents will be filed.

3.          Shares. At the Effective Date of the merger, each issued and outstanding share of common stock of Sprint Asian shall not be converted or exchanged in any manner into shares of the surviving corporation and shall be canceled. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the Effective Date of the merger shall continue to represent one issued share of the surviving corporation.

4.          Directors and Officers. The directors and officers of the surviving corporation at the Effective Date shall be the directors and officers of the surviving corporation in office at the Effective Date, all of whom shall hold their offices until the elections and qualification of their respective successors or until their earlier removal, resignation or death in accordance with the bylaws of the surviving corporation.

5.          Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Date by mutual agreement of the Board of Directors of the Constituent Corporations, in which event all obligations of the Constituent Corporations hereunder shall terminate without liability on the part of any party.

6.          Authorizations. The Constituent Corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of Kansas, and that they will cause to be performed all necessary acts within Kansas and elsewhere, to effectuate the merger herein provided for.

IN WITNESS WHEREOF, the parties hereto, pursuant to authority given by their respective Board of Directors, have caused this Agreement to be entered into and signed, attested and sealed by their respective authorized officers as of the day and year first above written.

Surviving Entity

US TELECOM, INC.

By:	/s/ Timothy P. O’Grady
Timothy P. O’Grady, Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp, Assistant Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

OF

SPRINT IRIDIUM, INC.

(a Kansas corporation)

INTO

US TELECOM, INC.

(a Kansas corporation)

It is hereby certified that:

1.          US Telecom, Inc. (sometimes hereinafter referred to as the “Corporation”) is a business corporation of the State of Kansas.

2.          The Corporation is the owner of all of the outstanding shares of each class of stock of Sprint Iridium, Inc., which is also a business corporation of the State of Kansas.

3.       On January 22, 2016, the Board of Directors of the Corporation adopted the following resolutions to merge Sprint Iridium, Inc. into the Corporation:

RESOLUTIONS REGARDING APPROVAL
OF AGREEMENT AND PLAN OF MERGER

WHEREAS, the Board of Directors of the Corporation believes that it is in the best interests of the Corporation and its stockholder to enter into an Agreement and Plan of Merger (the “Merger Agreement”) and that Sprint Iridium, Inc., a Kansas corporation, be merged with and into the Corporation;

WHEREAS, the Corporation will be the surviving corporation.

NOW THEREFORE, BE IT RESOLVED, that the Corporation is hereby authorized to enter into the Merger Agreement substantially in the form presented to this Board of Directors.

FURTHER RESOLVED, that the Board of Directors approves the Merger Agreement, declares the Merger Agreement to be advisable for the Corporation and its stockholder.

FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed to negotiate, execute and deliver in the name of the Corporation the Merger Agreement together with such changes therein as the officer executing such document may, in his or her sole discretion, deem necessary, advisable or appropriate (such officer’s execution thereof shall be deemed to evidence conclusively the approval of such documents and such changes).

FURTHER RESOLVED, that each officer of the Corporation be, and each of them individually hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to take all such actions, to cause to be prepared and filed all such other documents, to make all expenditures and to execute all instruments deemed by them to be necessary or desirable in carrying out and effectuating the intent of each of the foregoing resolutions and each of the transactions contemplated thereby.

FURTHER RESOLVED, that any and all actions heretofore taken by an officer or director of the Corporation in connection with the transactions and other matters contemplated by the foregoing resolutions be, and they hereby are, ratified, approved, confirmed and accepted in all respects.

4.          The effective date of this Certificate of Ownership and Merger shall be February 1, 2016.

The undersigned declares under penalty of perjury, according to the laws of Kansas, that the foregoing is true and correct.

Executed on January   29  , 2016.

US TELECOM, INC.

By:	/s/ Timothy P. O’Grady
Timothy P. O’Grady, Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp, Assistant Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

OF

LCF, INC.

(a California corporation)

INTO

US TELECOM, INC.

(a Kansas corporation)

It is hereby certified that:

1.          US Telecom, Inc. (sometimes hereinafter referred to as the “Corporation”) is a business corporation of the State of Kansas.

2.          The Corporation is the owner of all of the outstanding shares of each class of stock of LCF, Inc., which is a business corporation of the State of California.

3.        The laws of the jurisdiction of organization of LCF, Inc. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

4.          The Corporation hereby merges LCF, Inc. into the Corporation.

5.          The effective date of the merger is February 1, 2016.

6.         The following is a copy of the resolutions adopted on January 22, 2016 by the Board of Directors of the Corporation to merge the said LCF, Inc. into the Corporation:

RESOLVED, that the Corporation is hereby authorized to enter into the Merger Agreement substantially in the form presented to this Board of Directors.

FURTHER RESOLVED, that the Board of Directors approves the Merger Agreement, declares the Merger Agreement to be advisable for the Corporation and its stockholder.

FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed to negotiate, execute and deliver in the name of the Corporation the Merger Agreement together with such changes therein as the officer executing such document may, in his or her sole discretion, deem necessary, advisable or appropriate (such officer’s execution thereof shall be deemed to evidence conclusively the approval of such documents and such changes).

FURTHER RESOLVED, that each officer of the Corporation be, and each of them individually hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to take all such actions, to cause to be prepared and filed all such other documents, to make all expenditures and to execute all instruments deemed by them to be necessary or desirable in carrying out and effectuating the intent of each of the foregoing resolutions and each of the transactions contemplated thereby.

FURTHER RESOLVED, that any and all actions heretofore taken by an officer or director of the Corporation in connection with the transactions and other matters contemplated by the foregoing resolutions be, and they hereby are, ratified, approved, confirmed and accepted in all respects.

The undersigned declares under penalty of perjury, that the foregoing is true and correct.

Executed on January 26, 2016.

US TELECOM, INC.

By:	/s/ Timothy P. O’Grady
Timothy P. O’Grady, Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp, Assistant Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

OF

ASC TELECOM, INC.

(a Kansas corporation)

INTO

US TELECOM, INC.

(a Kansas corporation)

It is hereby certified that:

US Telecom, Inc. (sometimes hereinafter referred to as the “Corporation”) is a business corporation of the State of Kansas.

The Corporation is the owner of all of the outstanding shares of each class of stock of ASC Telecom, Inc., which is also a business corporation of the State of Kansas.

On August 26, 2016, the Board of Directors of the Corporation adopted the following resolutions to merge ASC Telecom, Inc. into the Corporation:

RESOLUTIONS REGARDING APPROVAL
OF AGREEMENT AND PLAN OF MERGER

WHEREAS, the Board of Directors of the Corporation believes that it is in the best interests of the Corporation and its stockholder to enter into an Agreement and Plan of Merger (the “Merger Agreement”) and that ASC Telecom, Inc., a Kansas corporation, be merged with and into the Corporation;

WHEREAS, the Corporation will be the surviving corporation.

NOW THEREFORE, BE IT RESOLVED, that the Corporation is hereby authorized to enter into the Merger Agreement substantially in the form presented to this Board of Directors.

FURTHER RESOLVED, that the Board of Directors approves the Merger Agreement, declares the Merger Agreement to be advisable for the Corporation and its stockholder.

FURTHER RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed to negotiate, execute and deliver in the name of the Corporation the Merger Agreement together with such changes therein as the officer executing such document may, in his or her sole discretion, deem necessary, advisable or appropriate (such officer’s execution thereof shall be deemed to evidence conclusively the approval of such documents and such changes).

 FURTHER RESOLVED, that each officer of the Corporation be, and each of them individually hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to take all such actions, to cause to be prepared and filed all such other documents, to make all expenditures and to execute all instruments deemed by them to be necessary or desirable in carrying out and effectuating the intent of each of the foregoing resolutions and each of the transactions contemplated thereby.

FURTHER RESOLVED, that any and all actions heretofore taken by an officer or director of the Corporation in connection with the transactions and other matters contemplated by the foregoing resolutions be, and they hereby are, ratified, approved, confirmed and accepted in all respects.

4. The effective date of this Certificate of Ownership and Merger shall be August 31, 2016.

The undersigned declares under penalty of perjury, according to the laws of Kansas, that the foregoing is true and correct.

Executed on August 26, 2016.

US TELECOM, INC.

By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp, Vice-President

ATTEST:

/s/ Katie True-Awtry
Katie True-Awtry, Assistant Secretary

PLAN AND AGREEMENT OF MERGER

OF

UCOM, INC.

(a Missouri corporation)

and

US TELECOM, INC.

(a Kansas corporation)

This PLAN AND AGREEMENT OF MERGER entered into on March 26, 2018, by UCOM, Inc. (“UCOM”), a business corporation of the State of Missouri, and approved by resolution adopted by its Board of Directors on said date, and entered into on March 29, 2018, by US Telecom, Inc. (“US Telecom”), a business corporation of the State of Kansas, and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, UCOM is a business corporation of the State of Missouri with its principal office located at 6200 Sprint Parkway, City of Overland Park, County of Johnson, Kansas; and WHEREAS, US Telecom is a business corporation of the State of Kansas with its principal office located at 6200 Sprint Parkway, City of Overland Park, County of Johnson, Kansas; and WHEREAS the total number of shares of stock which UCOM has authority to issue is 30,000, all of which are of one class and of a par value of $1.00 each; and WHEREAS the total number of shares of stock which US Telecom has authority to issue is 53,000 (50,000 common and 3.000 preferred), and of a par value of $1.00 each; and WHEREAS the Missouri General and Business Corporation Law permits a merger of a business corporation of the State of Missouri with and into a business corporation of another jurisdiction; and WHEREAS the Kansas General Corporation Code permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Kansas; and WHEREAS, UCOM and US Telecom and their respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge UCOM with and into US Telecom pursuant to the provisions of the Missouri General and Business Corporation Law and pursuant to the provisions of the Kansas General Corporation Code upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by UCOM and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by US Telecom and approved by a resolution adopted by its Board of Directors, the Plan and Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Plan and Agreement set forth.

1.          UCOM and US Telecom shall, pursuant to the provisions of the Missouri General and Business Corporation Law and the provisions of the Kansas General Corporation Code, be merged with and into a single corporation, to wit, US Telecom, which shall be the surviving corporation upon the effective date of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Kansas General Corporation Code. The separate existence of UCOM, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease upon said effective date in accordance with the provisions of the Missouri General and Business Corporation Law.

2.          The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue to be in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

3.          The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

4.          The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5.          At the effective date of the merger, each issued share of the terminating corporation shall not be converted or exchanged in any manner into shares of the surviving corporation and shall be cancelled. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

6.          In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Missouri General and Business Corporation Law and upon behalf of the surviving corporation in accordance with the provisions of the Kansas General Corporation Code, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Missouri and by the laws of the State of Kansas, and that they will cause to be performed all necessary acts within the State of Missouri and the State of Kansas and elsewhere to effectuate the merger herein provided for.

7.          The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the merger herein provided for.

8.          The effective date of this Plan and Agreement of Merger, and the date upon which the merger herein agreed upon shall become effective in the State of Kansas, shall be March 29, 2018 at 10:00 am.

9.          Notwithstanding the full approval and adoption of this Agreement of Merger, the said Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Kansas or at any time prior to the filing of any requisite merger documents with the Secretary of State of the State of Missouri.

[Signature Page Follows]

IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated: March 26, 2018.

Surviving Entity:

US TELECOM, INC.

By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp
Vice-President

ATTEST:

/s/ Katie True-Awtry
Katie True-Awtry
Assistant Secretary

Non-Surviving Entity:

UCOM, INC.

By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp
Vice-President

ATTEST:

/s/ Katie True-Awtry
Katie True-Awtry
Assistant Secretary